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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 7, 2000


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)






   New York                        1-892                      34-0252680
(State or Other                (Commission                   (IRS Employer
Jurisdiction of                 File Number)              Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Businesses Acquired.

         None.

     (b) Pro Forma Financial Information

         None.

     (c) Exhibits

         Exhibit 99.1 Presentation materials of the Senior Vice President and Chief Financial Officer delivered on November 7, 2000 at The B.F.Goodrich Company Annual Investor Meeting.


ITEM 9.  REGULATION FD DISCLOSURE

         On November 7, 2000, The B.F.Goodrich Company management met with investors and analysts at its Annual Investor Meeting. By press releases dated October 30, 2000 and November 6, 2000, the public was invited to listen to a live webcast of the event and view the presentation materials through the Investor Relations area of the Company's website at www.bfgoodrich.com.

         A copy of the presentation materials of the Company's Senior Vice President and Chief Financial Officer that were delivered at that meeting is filed as Exhibit 99.1 hereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE B.F.GOODRICH COMPANY
                                      (Registrant)


Date:  November 7, 2000               By:  /s/ Kenneth L. Wagner
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                                           Kenneth L. Wagner
                                           Assistant Secretary







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